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EEI Nov. 2010
45th Annual EEI Financial Conference
November 2010
EXHIBIT 99.1

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EEI Nov. 2010

Important Note to Investors
James P. Torgerson
President and Chief Executive Officer, UIL Holdings Corporation
Richard J. Nicholas
Executive Vice President and Chief Financial Officer, UIL Holdings Corporation
Safe Harbor Provision
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities
Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, UIL’s expectations with respect to the benefits, costs and other anticipated financial impacts of the proposed gas company acquisition transaction; future financial and operating results of UIL; UIL’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. Such forward-looking statements are based on UIL’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, changes in financial markets, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of UIL’s subsidiaries. Examples of such risks and uncertainties specific to the transaction include, but are not limited to: the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions; and the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL’s most recent Annual Report on Form 10-K and other subsequent filings with the Securities and Exchange Commission. Forward-
looking statements included herein speak only as of the date hereof and the UIL undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Reconciliation of Non-GAAP Financial Measures
Financial measures highlighted in this presentation may be considered non-GAAP financial measures such as Earnings Before Interest Expense,
Income Tax, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Adjusted Net Income. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures are available in the Appendix to this presentation.

EEI Nov. 2010
Today’s Topics
➢ Gas Companies Acquisition Update
➢ UI Transmission Growth
➢ YTD Accomplishments
➢ UI Base 10-year Capital Expenditure Forecast
➢ Near-term Capital Expenditures including Gas Companies
➢ GenConn
➢ NEEWS
➢ Near-term Average Rate Base Forecast
➢ Energy Conservation & Smart System
➢ 3Q & YTD 2010 Financial Results
➢ 2010 Guidance
➢ Looking Forward to 2011

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EEI Nov. 2010

Investment Highlights
Attractive Dividend
(6% Yield) (2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated capital investment in The United Illuminating Company
 (UI) 10-year plan
 » UI 5-year Rate Base CAGR of 8.2% (9.4% including equivalent GenConn rate base) (1)
 » Includes $0.6B of highly attractive transmission projects
› Pending acquisition provides additional avenue for growth through investment in gas distribution system
Conservative
Financial Strategy
› Maintenance of investment grade credit ratings is an important objective
FERC-Regulated
Electric
Transmission
› 2009 earned composite return on equity of 12.52%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Note: (1)  CAGRs calculated based on annual average rate base from 2010-2015
(2) Based on share price of $28.41 as of October 25, 2010
Attractive Regulated
Utility
› Proven ability to earn allowed electric return
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan in Massachusetts comes with acquisition

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EEI Nov. 2010

UIL - Current Corporate Structure
Retail Distribution
~60% of rate base
~53% of ’09 Net Income (4)
Transmission
~40% of rate base
~47% of ’09 Net Income
› 2009 Distribution Avg. Rate Base
 $492M
› 2009 CTA (5) Avg. Rate Base $162M
› Allowed ROE of 8.75% in 2010 with
 full revenue decoupling
› Attractive FERC authorized ROE
› Expected 2010 composite ROE of
 12.4%-12.5%
› Collaborating on CT portion of New
 England East West Solution
 (“NEEWS”) projects
› Joint venture between UI and NRG
› ~400MW of new peaking generation in CT
› Regulated cost of service with 9.75% ROE
 lifetime floor
›  Regulated T&D utility
›  ~324,000 customers (3)
›  Market cap of ~$1.4B (1)
›  1,066 employees (2)
›  335 square miles (2)
›  Population of ~736,000
 (2)
Note: (1)  Based on share price of $28.41 as of October 25, 2010
 (2) As of 12/31/09
 (3) As of 9/30/10
 (4) Includes UIL Corporate. Retail Distribution ~ 58% of ’09 Net Income
 (5) CTA = Competitive Transition Assessment
UIL Holdings Corporation
GenConn Energy LLC
The United Illuminating
Company
UI Service Territory

EEI Nov. 2010
Pending Acquisition of SCG, CNG & Berkshire
 › Connecticut Department of Public Utility Control (DPUC)
 » Draft decision received
 » Final decision expected 11/10
 › Massachusetts Department of Public Utilities (DPU)
 » Order issued 8/31 stating no approval required under MA Law
 » MA AG filed petition for reconsideration on 9/20
 ▶ UIL/Iberdrola joint response filed 10/4
 ▶ DPU ruling still pending
 › Completed Financing Plan
 » $501.5M net proceeds equity financing completed on 9/22
 » $443.5M net proceeds 4.625% UIL senior unsecured debt issued on 10/7
 › Working diligently through transition plan
 › If the DPUC draft decision is adopted as a final decision, UIL expects to close on the acquisition of the gas companies in mid-November

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EEI Nov. 2010

UIL - Post-acquisition Corporate Structure
› Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
› ~173,000 customers
› 324 employees
› 2,269 miles of mains with
 ~131,000 services
› 2009 rate case allowed ROE
 of 9.26% (1)
Southern Connecticut Gas
(SCG)
› Service territory: 716 sq
 miles in Greater Hartford-
 New Britain area and
 Greenwich
› ~158,000 customers
› 341 employees
› 2,011 miles of mains with
 ~124,000 services
› 2009 rate case allowed ROE
 of 9.31% (1)
Connecticut Natural Gas
(CNG)
› Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
› ~35,000 customers
› 127 employees
› 738 miles of mains
› Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
› Service territory: 335 sq
 miles
› ~324,000 customers
› 1,066 employees
› Allowed Distribution ROE
 of 8.75%
› Allowed ’09 Transmission
 ROE (composite) of 12.52%
› 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
Note: (1) Includes 10 basis point penalty reduction
UIL Holdings
Corporation
Connecticut Energy
Corporation
(Holding Company for SCG)
BER
(Holding Company for
Berkshire)
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
CTG Resources, Inc.
(Holding Company for CNG)

EEI Nov. 2010
UI Transmission Growth
Renewable Requirement, Potential Solution
Need Statement
Potential Solution
› Renewable Portfolio Standard (RPS)
 Requirement is ~3x current renewables level
› CT requirement is > than UI’s entire load
› Gap will likely be filled by renewables remote
 from load
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Assessment
Governors’ Blueprint, ISO-NE Study
› Significant Transmission build-out indicated
› Potential $7B - $10B range, could be higher or
 lower to satisfy a 4,000 - 12,000 MW need
› Cost to New England likely to be significantly
 less than importation of midwestern wind
North-South
Interface:
80% of NE
electric load is
below this line

Vast majority of
potential onshore
renewables (wind)
are in northern NE
Collaborative effort between UI, NU, NSTAR and
 NGrid to research and develop potential
 solutions to the region’s RPS requirements

EEI Nov. 2010
(1) The revenue decoupling mechanism was allowed to continue until the Department issues its final ruling in 2011 on the evaluation of this adjustment mechanism.
YTD Accomplishments/Milestones
✓ Transformative Gas Companies Acquisition Underway
✓ Successful Execution of Financing Plan
✓ Executing on 10-year Capital Expenditure Plan
✓ GenConn Devon is Operational
✓ Collaborating on CT Portion of New England East West
 Solution projects
✓ Continued Enhancement of UI’s Smart System
✓ Continuation of Revenue Decoupling (1)

EEI Nov. 2010
* Equity investment - Devon plant now operating, Middletown expected operation June 2011.
Amounts may not add due to rounding.
 Explanations to Previous Plan
 › Distribution
 » 2 additional substation rebuilds
 » Increases in IT related/Core Support

7%
10%
8%
Indentified projects with clear need and regulatory support
 › Transmission
 » Timing and amount of NEEWS investments
 » 2 additional substation rebuilds
($ in millions)
Updated UI Base 10-yr CapEx Forecast

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EEI Nov. 2010

Transmission Investments
Distribution Investments
UI Base 10-Year T&D Capital
Investment Program
2010P - 2019P: $1,366M
2010P - 2019P: $593M
Capacity
$320M
Aging
Infrastructure
$547M
System
Operations
$130M
Core Support
$369M
Note: (1)  Includes $117M of GenConn capital expenditures
Amounts may not add due to rounding.
Approximately $2.1B (1) of Regulated Investment in Base Program for 2010P - 2019P

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EEI Nov. 2010

Total Capex ($M)	2011P - 2015P
Distribution	$695
Transmission	314
GenConn	63

UIL Near-Term Regulated Capital Investment
Pipeline
($M)
Identified Projects With Clear Need
Distribution
GenConn
Transmission
To be Acquired Utilities
(1)
Note: (1)  2011 projections include to be Acquired Utilities’ full-year projected capex. To be Acquired Utilities’ projected capex provided by Iberdrola, USA.
Amounts may not add due to rounding.
20%
27%
53%
18%
17%
48%
24%
17%
59%
27%
20%
53%
25%
27%
48%
17%
23%
34%
43%

EEI Nov. 2010
Devon Facility
› Operating
› Contractual requirements met
 on 9/10/10
Middletown Facility
› 55% complete as of week ending 10/22
› Expected to be operational in June 2011
50/50 Joint Venture between UI and NRG
GenConn Energy

EEI Nov. 2010
UI Transmission - Participation in NEEWS
 » UI’s portion - increased to the greater
 of $69M or 8.4% of CL&P’s costs for
 the CT portions
UI’s Investment increased from
$60M to $69M
($ in millions)
Potential UI Investment*
2010P
2011P
2012P
2013P
2014P
2015P
2016P
Total
Current Projection
7
$

3
$

9
$

8
$

12
$

23
$

7
$

69
$

Previous Projection
7
$

3
$

26
$

17
$

7
$

-
$

-
$

60
$

Difference
-
$

-
$

(17)
$

(9)
$

5
$

23
$

7
$

9
$

* Based on NU's latest projection of UI's Investment in CL&P's portion of the NEEWS Projects.

EEI Nov. 2010
UI’s 50% Share ($M):  2010P 2011P 2012P 2013P 2014P 2015P
15
Near-Term Average Rate Base Profile
(Excluding GenConn Equity Investments)
($M)
48%
40%
12%
29%
21%
5%
35%
3%
41%
Attractive Rate Base Growth Even With a Declining CTA Balance
1%
23%
38%
38%
39%
45%
21%
38%
23%
Avg. GenConn RB Equivalent
$153
Avg. GenConn Equity “Rate Base”
$77
$188
$94
$177
$89
$199
 $99
$52
$26
40%
37%
23%
$167
$84
To be Acquired Utilities’ rate base projections provided by Iberdrola, USA.
Amounts may not add due to rounding.
Distribution
GenConn
Acquired Utilities
Transmission

EEI Nov. 2010
Energy Conservation

EEI Nov. 2010
CT Energy Efficiency Fund Activities in 2009
UI approximately 20%
UI has been a leader in energy efficiency programs for more than 2 decades
Leader in Conservation & Demand Response Programs
 › Nationally and internationally
 recognized for its programs
 › Small Business Energy Advantage
 Program incorporates innovative
 “on-bill financing”
 › 863 million annual lifetime
 kilowatt hour savings
  (5-year average)
 › 433 thousand annual lifetime tons
 of carbon dioxide emissions
  (5-year average)
 › Annual pre-tax income
 approximately $1 million

EEI Nov. 2010
UI is a leading demand response provider throughout New England
Leader in Conservation & Demand Response Programs
 › Home Depot, Walmart and Kohl’s
 stores throughout New England
 participate in UI’s Load Response
 Program
 › In total, UI enrolls over 600
 individual customer assets and
 over 80 MW of load in the
 Forward Capacity Market (FCM)
 › Active in ISO-NE Markets
 Committee and FCM Working
 Group to help shape demand
 response programs that customers
 value
 › Annual pre-tax income of more
 than $0.5 million

EEI Nov. 2010
Source: U.S. Department of Energy
End-Use Customers
› Home Area Networks
› Electric Vehicles
› Distributed Resources
Modernization of UI’s Electric System
UI’s Smart System
 Monitors
 ›  SCADA
 Optimizes the Operation
 › Voltage Control
 › Automatic switching & restoration
 Distribution System
 › Outage Detection
 › Advanced Meter Infrastructure
 › Meter Data Management
 › Smart Meter Deployment
 » 17,000+ meters installed
 » 40,000 two-way meters installed by
  year-end 2010
 » 80,000 two-way meters installed by
 year-end 2011

EEI Nov. 2010
› UI is currently conducting a one-year HAN pilot
 with 950 households
› Enables two-way communication with the new meter
 into customer’s home
› Customers can access near real-time energy usage
 information from their homes and on-line
› Creates opportunities for customers to save energy
 » Dynamic Pricing
 » Residential Demand Response
 » Integration of distributed resources
 » Next generation energy efficiency appliances
 such as electric vehicles and smart appliances
Home Area Network (HAN) Pilot

EEI Nov. 2010
Financial Results

EEI Nov. 2010
(1) The dilutive effect of the May 2009 equity issuance was $0.15 per share for the first nine months of 2010.
Net Income 3Q ’10 vs. 3Q ’09
› Unfavorable variance of $1.3 million, excluding $4.1
 million acquisition-related expenses in 3Q ‘10
 » Higher Distribution O&M expense due to timing
 » Lower CTA rate base
 » Timing of below the line income
Net Income YTD 2010 vs. 2009
› Favorable variance of $3.2 million, excluding $8.4
 million acquisition-related expenses in 2010
 » Increased Distribution revenues partially offset
 by increased O&M and interest expenses
 » Increased Allowance for Funds Used During
 Construction
3Q & YTD 2010 Financial Results - Summary

EEI Nov. 2010
* Competitive Transition Assessment
3Q & YTD 2010 Financial Results - Details

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EEI Nov. 2010

Pro Forma Near-Term Debt Maturities
Standalone Liquidity Overview (9/30/10)*
Strong Liquidity Position and Manageable
Near-Term Debt Maturities
*UIL Plans to Increase Size of Credit Facilities to Provide Adequate Liquidity for Larger Business
Amounts may not add due to rounding.
($M)
UI Equity Bridge Loan
To be Acquired
Utilities
**
Notes: All 2010 debt maturities have either been remarketed or repaid
** To be remarketed

EEI Nov. 2010
Guidance Assumptions
2010 Earnings Guidance as of November 1, 2010
Narrowing Range
› Better than anticipated Distribution, CTA &
 Other earnings performance for first nine
 months of 2010 with updated projections for 4Q
 ’10 O&M expenses
› Increase in Transmission Allowance for Funds
 Used During Construction
› Earnings impact from a delay in GenConn
 Devon achieving commercial operation
› UIL Corporate updated to reflect tax rate true-
 ups

EEI Nov. 2010
Looking Forward to 2011
› Gas companies acquisition
 » Transition year - work through Transitional Services Agreement
› Driving to earn allowed returns on all regulated businesses
› Continual management of O&M expenses
› Executing on capital expenditure plan à realizing rate base growth
› GenConn Middletown scheduled to be operational June 2011

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EEI Nov. 2010

Attractive Dividend
› UIL has paid a consecutive quarterly dividend for over 100 years (1)
› Dividend has been set at current annual level of $1.728 per share for more than 14 years
› Management is focused on maintaining the dividend and reducing the payout ratio over time through earnings growth
› Pending acquisition will provide additional earnings and cash flow to help achieve this objective
Note: (1) Refers to UIL and UI

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EEI Nov. 2010

Investment Highlights
Attractive Dividend
(6% Yield) (2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated capital investment in The United Illuminating Company
 (UI) 10-year plan
 » UI 5-year Rate Base CAGR of 8.2% (9.4% including equivalent GenConn rate base) (1)
 » Includes $0.6B of highly attractive transmission projects
› Pending acquisition provides additional avenue for growth through investment in gas distribution system
Conservative
Financial Strategy
› Maintenance of investment grade credit ratings is an important objective
FERC-Regulated
Electric
Transmission
› 2009 earned composite return on equity of 12.52%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Note: (1)  CAGRs calculated based on annual average rate base from 2010-2015
(2) Based on share price of $28.41 as of October 25, 2010
Attractive Regulated
Utility
› Proven ability to earn allowed electric return
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan in Massachusetts comes with acquisition

EEI Nov. 2010
Q&A

EEI Nov. 2010
Appendix

EEI Nov. 2010
Pending Acquisition of SCG, CNG and Berkshire
Description
› Acquisition of three regulated gas LDCs owned by Iberdrola USA with approximately 366,000 customers(1) announced on May 25, 2010
 » Southern Connecticut Gas - 173,000 customers(1)
 » Connecticut Natural Gas - 158,000 customers(1)
 » Berkshire Gas Company - 35,000 customers(1)
Purchase Price
› $1,296M less net debt of approximately $411M for an expected cash payment at closing of approximately $885M, subject to post closing adjustments
Tax Treatment
Financing Plan
✓ Completed $524M equity issuance, 20.355 million shares @ $25.75
✓ Issued $450M of 4.625%UIL Holdings senior unsecured debt
Note: (1) As of 6/30/10.
› UIL expects to realize transaction related tax benefits of approximately
 $135M on a net present value basis (19 year schedule)
 » Front-end loaded with over half of the expected benefits realized in the first six years following closing due to accelerated tax depreciation on the majority of the tax write-up
 » $20M of cash tax benefit expected in the first year following closing (2011)
Status Update
› Connecticut Department of Public Utility Control (DPUC) à filed 7/16; hearings concluded; draft decision received 10/27, final decision expected 11/10
✓ Massachusetts Department of Public Utilities (DPU) à 8/31 ruling stating DPU approval not required under Massachusetts law à 9/20 Massachusetts AG filed motion for reconsideration àUIL/Iberdrola joint response filed 10/4
✓ HSR (Hart-Scott-Rodino) à expired without comment
✓ No shareowner vote required
› If the DPUC draft decision is adopted as a final decision, UIL expects to close on the acquisition of the gas companies in mid-November

EEI Nov. 2010
› Connecticut Department of Public Utility Control (DPUC)
› Distribution currently operating under 2 year rate plan with full revenue decoupling pilot*
› Allowed ROE of 8.75%, based on a capital structure of 50.0% equity
› Federal Energy Regulatory Commission (FERC)
› Transmission trued up on an annual basis to allowed composite ROE based on FERC approved formula rate
› 2010 composite ROE of approximately 12.4%-12.5%, based on a capital structure of 50.0% equity
› DPUC Contracts for Differences with CL&P (subsidiary of Northeast Utilities) and cost sharing agreement (80% CL&P /
 20% UI)
› Allowed ROE has a lifetime floor of 9.75% based on a capital structure of 50.0% equity
› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.26%, based on a capital structure of 52.0% equity
› Massachusetts Department of Public Utilities (DPU)
› 10 year constructive rate plan expiring 1/31/12
› Rates adjusted annually based on inflation and other factors
32
Regulatory Overview
Distribution
Transmission
(1) The revenue decoupling mechanism was allowed to continue until the Department issues its final ruling in 2011 on the evaluation of this adjustment mechanism.
› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.31%, based on a capital structure of 52.5% equity

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EEI Nov. 2010

	2009			6 Months Ended June 30, 2010
($M)	UIL	Target	Pro Forma (1)	UIL	Target	Pro Forma (1)
Gross Margin	$563	$323	$887	$298	$187	$486
Adjusted EBITDA (2)	$220	$128	$348	$113	$92	$212
Adjusted Net Income (2)	$54
Average Basic Shares Outstanding (000s)	28,027		45,548	30,037		47,558
Adjusted Net Income per Basic Share	$1.94	NA	$1.74	$0.87	NA	$1.23
Long-Term Debt				$676	$378	$1,490
Summary Pro Forma Financials
Note: (1)  Assumes $436M of debt acquisition financing with 4.50% coupon, and $475M of equity acquisition financing issued at August 17, 2010 price of $27.11; does not include any expected savings
 (2) Non-GAAP financial measure. For a reconciliation to net income on next 2 slides.
Amounts may not add due to rounding.

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EEI Nov. 2010
34
Net Income to Adjusted EBITDA Reconciliation
	UIL Holdings		Target		Pro Forma
($M)	FY 2009	Six Months Ended June 30, 2010	FY 2009	Six Months Ended June 30, 2010	FY 2009	Six Months Ended June 30, 2010
Net Income (GAAP)	$54	$26	$25	($235)	$67	($211)
Adjustments
Interest Expense, Net	$40	$21	$35	$16	$95	$47
Income Tax Expense	33	19	4	25	29	42
Depreciation and Amortization	98	54	46	24	144	78
Other Deductions / (Income)	(6)	(8)	(3)	(5)	(8)	(13)
One-Time Adjustments
Goodwill Impairment	$-	$-	$-	$271	$-	$271
Workforce Separation Costs	-	-	2	(2)	2	(2)
Expenses Related to Retirement and Insurance Plans	-	-	13	(2)	13	(2)
Expense Allocations from Parent and Miscellaneous Items	-	-	6	-	6	-
Total Pre-tax Adjustments	$166	$87	$103	$327	$281	$422
Adjusted EBITDA	$220	$113	$128	$92	$348	$212
Amounts may not add due to rounding.
Source: Adjustments based on notes in audited financial statements and financials provided by Iberdrola USA management.

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EEI Nov. 2010

Adjusted Net Income Reconciliation
	UIL Holdings		Target		Pro Forma
($M)	FY 2009	Six Months Ended June 30, 2010	FY 2009	Six Months Ended June 30, 2010	FY 2009	Six Months Ended June 30, 2010
Net Income (GAAP)	$54	$26	$25	($235)	$67	($211)
One-Time Adjustments
Goodwill Impairment	$-	$-	$-	$271	$-	$271
Workforce Separation Costs	-	-	1	(1)	1	(1)
Expenses Related to Retirement and Insurance Plans	-	-	7	(1)	7	(1)
Expense Allocations from Parent and Miscellaneous Items	-	-	4	-	4	-
Total After-tax Adjustments	$-	$-	$12	$269	$12	$269
Adjusted Net Income	$54	$26	$37	$34	$79	$59
Amounts may not add due to rounding.
Source: Adjustments based on notes in audited financial statements and financials provided by Iberdrola USA management.

EEI Nov. 2010
* Equity investment - Devon plant now operating, Middletown expected operation June 2011.
Amounts may not add due to rounding.
Indentified projects with clear need and regulatory support
 Explanations to Previous Plan
 › Distribution
 » 2 additional substation rebuilds
 » Increases in IT related/Core Support

 › Transmission
 » Timing and amount of NEEWS investments
 » 2 additional substation rebuilds
($ in millions)
UI Base 10-yr CapEx
Current Plan vs. Previous Plan

EEI Nov. 2010
Connecticut RPS Requirements
(Percentage of Retail Load)
Class 1 resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class 2 resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities.

Class 3 include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
CT RPS Requirements

EEI Nov. 2010
($M)
* CTA Avg Rate Base figures unchanged from previous forecast -- $128M ’10, $92 ’11, $54M ’12 and $15M ‘13
*
$1,025
$1,055
$1,063
$1,123
$1,224
$1,307
$1,377
$1,438
$1,444
$1,505
$1,519
$1,572
UI Avg Rate Base 2010 - 2015
Current Forecast vs. Previous Forecast

EEI Nov. 2010
UI Distribution Avg Rate Base 2010 - 2015
Current Forecast vs. Previous Forecast Bridge
 Explanations
 › Shift in IT-related Core Support CapEx timing coupled with increased Aging
 Infrastructure expenditures
 › Tax Repairs and Maintenance election - approx. $36M of cash tax benefit in 2010, increased Accumulated Deferred Income Tax rate base offset
 › Expected 2011 Pension contribution of $45-$50M up from previous estimate of $21M

EEI Nov. 2010
($ in millions)
Transmission Average Rate Base
Current vs. Previous Forecast
2010
Current
vs.
Previous
2011
Current
vs.
Previous
2012
Current
vs.
Previous
2013
Current
vs.
Previous
2014
Current
vs.
Previous
2015
Current
vs.
Previous
Plant In Service
(3)
$

(9)
$

(43)
$

(37)
$

(42)
$

(43)
$

Accum Depreciation
(1)
$

(1)
$

(6)
$

(4)
$

(6)
$

(6)
$

Accum Def Income Taxes
(1)
$

(5)
$

(5)
$

(5)
$

(4)
$

(3)
$

Other
1
$

(1)
$

(1)
$

(1)
$

(1)
$

(1)
$

Total Transmission Avg Rate Base
UI Transmission Avg Rate Base 2010 - 2015
Current Forecast vs. Previous Forecast Bridge
 Explanations
 › Shift in timing and overall amount of NEEWS investment
 » New in-service dates for Interstate (2015) and CCRP (2016) reflect regional and state review processes
 › Shift in timing and overall amount of Pequonnock 115kV Fault Duty Mitigation project
 › Tax Repairs and Maintenance election - approx. $4M of cash tax benefit in 2010, increased Accumulated Deferred Income Tax rate base offset

41
EEI Nov. 2010

GenConn Energy LLC
 › 50/50 debt/equity
 Status
 › On 7/30/10, the 2011 revenue requirement
 application for both the Devon and
 Middletown facilities was filed with the DPUC
 › Final regulatory review of construction costs
 will be part of 2013 revenue requirement
 proceeding
Financing